EXHIBIT 32.1


         THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF CLARK, INC. ON THE BASIS OF SUCH OFFICERS' KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION
                                  -------------

         In connection with the Quarterly Report of Clark, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on May 3, 2005 (the "Report"), I, Tom Wamberg, Chairman of the Board and Chief Executive Officer and I, Jeffrey W. Lemajeur, Chief Financial Officer, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ Tom Wamberg
                                              ----------------------------------
                                              Name:  Tom Wamberg
                                              Title: Chairman of the Board
                                                     and Chief Executive Officer
                                              Date:  May 3, 2005



                                              /s/ Jeffrey W. Lemajeur
                                              ----------------------------------
                                              Name:  Jeffrey W. Lemajeur
                                              Title: Chief Financial Officer
                                              Date:  May 3, 2005






         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.